UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
MARCH 2, 2009
Date of Report (Date of earliest event reported)
SYNAPTICS INCORPORATED
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-49602	77-0118518

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3120 SCOTT BLVD.
SANTA CLARA, CALIFORNIA
95054
(Address of Principal Executive Offices) (Zip Code)
(408) 454-5100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX

Exhibit 99.1

Item 5.02(b)(c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Russell J. Knittel, our long-term Chief Financial Officer, will be retiring within the next 12 months. Kathleen Bayless has been appointed Senior Vice President and will succeed Mr. Knittel as our Chief Financial Officer following the completion of our fiscal 2009 reporting cycle. Ms. Bayless spent 13 years with Komag, Inc., San Jose, California, a leading supplier of thin-film disks, most recently as Executive Vice President, Secretary, and Chief Financial Officer.
          Mr. Knittel will remain as Executive Vice President until his retirement and will be coordinating the transition process with Ms. Bayless starting immediately. Upon retiring from management, Mr. Knittel will be joining our Board of Directors.
          Francis Lee, Chairman and Chief Executive Officer, stated: “As everyone associated with Synaptics will attest, Russ has been extremely instrumental to the success of our company. It has been my personal pleasure to work with him for more than eight years. We are fortunate that Russ will be working with our executive team to transition his numerous responsibilities. Following an extensive search process, we are pleased to have Kathy join our executive team. We believe Kathy brings the right mix of talent and experience to Synaptics and will be a key partner in continuing the success our company has enjoyed.”
          Ms. Bayless will receive a base salary of $300,000 per year and stock options entitling her to purchase 225,000 shares of our common stock at $19.40 per share vesting 25% one year after the commencement of employment and 1/48 of each month thereafter. In addition, Ms. Bayless will participate in all plans and programs applicable to executive officers, including our annual incentive compensation program.
          On March 2, 2009, we issued a press release announcing Mr. Knittel’s retirement and Ms. Bayless’s appointment. A copy of that press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number

99.1	Press Release from Synaptics Incorporated, dated March 2, 2009, entitled “Synaptics Announces CFO Succession Plan”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED
Date: March 2, 2009	By:	/s/ Francis Lee
Francis Lee
Chairman and Chief Executive Officer